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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
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                                    FORM 8-K
                                 ---------------


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 4, 1999
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                              MCN ENERGY GROUP INC.
             (Exact Name of Registrant as Specified in its Charter)


     MICHIGAN                       1-10070                      38-2820658
  (State or Other           (Commission File Number)          (I.R.S. Employer
  Jurisdiction of                                            Identification No.)
 Incorporation or
   Organization)

      500 GRISWOLD STREET,                                  (313) 256-5500
     DETROIT, MICHIGAN 48226                            (Registrant's Telephone
(Address of Principal Executive                     Number, Including Area Code)
          Offices)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         MCN Energy Group Inc., a Michigan corporation (the "Company"), announced on October 5, 1999, that it had entered into an Agreement and Plan of Merger, dated as of October 4, 1999 (the "Merger Agreement"), among the Company, DTE Energy Company, a Michigan corporation ("DTE"), and DTE Enterprises, Inc., a Michigan corporation and wholly owned subsidiary of DTE ("Merger Sub"), pursuant to which the Company and Merger Sub will merge, with Merger Sub as the surviving corporation in the merger.

         The Merger Agreement and the joint press release of the Company and DTE announcing the Merger Agreement are each attached hereto as an Exhibit and are each incorporated herein by reference.

Item 7.  Exhibits.

         2. Agreement and Plan of Merger, dated as of October 4, 1999, by and among MCN Energy Group Inc., DTE Energy Company, and DTE Enterprises, Inc.

         99.   Press Release, dated October 5, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: October 6, 1999


                                              MCN ENERGY GROUP INC.
                                                   (Registrant)


                                              By: /s/ Daniel L. Schiffer
                                                  -----------------------------
                                                  Daniel L. Schiffer
                                                  Senior Vice President,
                                                  General Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit       Description
 Number

   2. Agreement and Plan of Merger, dated as of October 4, 1999, by and among MCN Energy Group Inc., DTE Energy Company, and DTE Enterprises, Inc.

   99.        Press Release, dated October 5, 1999.